UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 18, 2016, at the Annual Congress of the American Thoracic Society Conference (the “ATS Conference”), GlaxoSmithKline (“GSK”) presented three posters containing information about (i) the impact of vilanterol fluticasone furoate (or their combination) on exacerbations in patients with chronic obstructive pulmonary disease (“COPD”) with moderate airflow obstruction, (ii) reported pneumonia events in the Study to Understand Mortality and MorbidITy (“SUMMIT”) trial and (iii) the results of a randomized, 12 week study testing ANORO® ELLIPTA® (umeclidinium/vilanterol, ‘UMEC/VI’) as a Step-Up Therapy from Tiotropium in Moderate Symptomatic COPD.  The posters are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

The information disclosed in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On May 18, 2016, GSK and Innoviva, Inc. (“Innoviva”) announced that GSK presented data at the ATS Conference from the two pre-specified analyses from the SUMMIT trial.  The press release relating to this announcement is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on May 18, 2016, GSK and Innoviva announced that GSK presented data at the ATS Conference regarding the results of the investigation of the efficacy and safety of UMEC/VI in patients with moderate COPD who continued to have symptoms while on tiotropium monotherapy 18 mcg.  The press release relating to this announcement is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Poster

99.2	Poster

99.3	Poster

99.4	Press Release dated May 18, 2016

99.5	Press Release dated May 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: May 18, 2016	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer